EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller and Michael J. Lyftogt, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of March, 2012, by the following persons:

/s/ Paul L. Snyder	Director and Board Chairman
Paul L. Snyder

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller and Michael J. Lyftogt, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of March, 2012, by the following persons:

/s/ Martin L. Bassett	Director
Martin L. Bassett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller and Michael J. Lyftogt, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of March, 2012, by the following persons:

/s/ Mark A. Cohn	Director
Mark A. Cohn

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller and Michael J. Lyftogt, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 20th day of March, 2012, by the following persons:

/s/ James J. Fuld, Jr.	Director
James J. Fuld, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller and Michael J. Lyftogt, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of March, 2012, by the following persons:

/s/ Morris Goldfarb	Director
Morris Goldfarb

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller and Michael J. Lyftogt, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 20th day of March, 2012, by the following persons:

/s/ Anne L. Jones	Director
Anne L. Jones

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller and Michael J. Lyftogt, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 20th day of March, 2012, by the following persons:

/s/ Lisa W. Pickrum	Director
Lisa W. Pickrum

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Joel N. Waller his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of March, 2012, by the following persons:

/s/ Michael J. Lyftogt	Senior Vice President, Chief Financial Officer
Michael J. Lyftogt	(Principal Financial and Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Michael J. Lyftogt his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign the 2012 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of March, 2012, by the following persons:

/s/ Joel N. Waller	President and Chief Executive Officer
Joel N. Waller	(Principal Executive Officer)